Inventories	12 Months Ended
Dec. 31, 2025
Disclosure of Inventories [Abstract]
Inventories [Text Block]

10. Inventories

	Dec. 31, 2025	Dec. 31, 2024
Current
Stockpile	$17.9	$26.9
Finished goods	76.0	81.6
Materials and supplies	105.3	88.9
	199.2	197.4
Non-current
Stockpile	5.3	2.2
Low grade stockpile[1]	5.7	5.5
Materials and supplies	10.6	8.9
	21.6	16.6
	$220.8	$214.0
[1]Primarily all of the low grade stockpile inventory is expected to be processed at the end of the Copper Mountain mine life.

The cost of inventories recognized as an expense, including depreciation and included in cost of sales, amounted to $1,243.4 million for the year ended December 31, 2025 (year ended December 31, 2024 - $1,288.4 million, respectively).

As a result of the Manitoba wildfires and the social unrest in Peru, both the Manitoba and Peru operations underwent a temporary suspension of operations. Fixed overhead costs of $25.6 million were incurred at Manitoba for the year ended December 31, 2025, which were recognized directly to cost of sales. Additionally, Peru incurred $13.0 million in fixed overhead costs for the year ended December 31, 2025, which were recognized directly to cost of sales.

During the year ended December 31, 2025, Hudbay recognized an expense of nil in cost of sales primarily related to adjustments of the carrying value of copper concentrate and stockpile inventory to net realizable value (year ended December 31, 2024 - $0.2 million).

During the year ended December 31, 2025, Hudbay recognized an expense of $4.1 million in cost of sales related to the writedown of certain non-current inventory supplies (year ended December 31, 2024 - $2.7 million).